Related Party Transactions	9 Months Ended
Sep. 30, 2013
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
The business of Atlas is carried on through its insurance subsidiaries. Atlas’ insurance subsidiaries have been parties to various transactions with affiliates in the past, although activity in this regard has diminished over time. Related party transactions, including services provided to or received by Atlas’ insurance subsidiaries, are carried out in the normal course of operations and are measured at the amount of consideration paid or received as established and agreed upon by the parties. Such transactions typically include claims handling services, marketing services and commission payments. Management believes that consideration paid for such services approximates fair value.
At September 30, 2013 and December 31, 2012, Atlas reported net amounts receivable from (payable to) affiliates as follows which are included within other assets and accounts payable and accrued expenses on the balance sheets (all amounts in '000s):

	September 30, 2013	December 31, 2012
Kingsway America, Inc.	$(7,819)	$43
Kingsway Amigo Insurance Company	4	1
Total	$(7,815)	$44

Amounts due to Kingsway at September 30, 2013 primarily consisted of the amount owing in conjunction with repurchase of the preferred shares in the amount of $8.0 million.
As a result of the preferred shares repurchased by the Company on August 1, 2013 pursuant to the Share Repurchase Agreement and the restricted shares sold on October 18, 2013, according to the NAIC definition, Atlas is no longer part of the Kingsway holding company system as of the date of this report.